SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

-------------------------------


FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934


----------------------------------


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
January 21, 2000
----------------

HOLLYWOOD PARTNERS.COM, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


     DELAWARE               	000-24755 		 33-0379106
--------------------------		--------------------               ----------------
(State or Other			(Commission 		(IRS Employer
Jurisdiction of 			File No.)		Identification No.)
Incorporation)



1800 Avenue of the Stars, Suite 480, Los Angeles, California   90067
---------------------------------------------------------------------


(310) 552-0555
--------------
(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Item 5.  Other Events

Hollywood Partners.com, Inc. and our representatives may from time to time make written or oral statements, including statements regarding our businesses and markets, projections of future performance, statements of management's plans and objectives, forecasts of market trends and other matters which, to the extent they are not historical fact, may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may be contained in our filings with the Securities and Exchange Commission, press releases, and written or oral presentations made by our representatives to analysts, rating agencies, stockholders, news organizations and others. The results forecast in any forward-looking statements may not be achieved and actual results could be affected by one or more factors that could cause them to differ materially. We wish to ensure that any written or oral forward-looking statements made by us or on our behalf, are accompanied by, or referenced to, meaningful cautionary statements in order to maximize to the fullest extent possible the protections of the safe harbor established in the Private Securities Litigation Reform Act of 1995.

Therefore, for the general information of the current investors in
Hollywood Partners.com, Inc., a Delaware corporation, as well as those persons who may purchase Hollywood Partners.com, Inc.'s securities from time to time in the over-the-counter market once trading commences, and in accordance with the Securities and Exchange Commission rules and regulations requiring companies to disclose risk factors in "plain English" under certain circumstances, we are filing this Current Report on Form 8-K which contains various risk factors related to the business, operations and
strategies of Hollywood Partners.com.     In these risk factors we are
identifying important factors that could cause our actual results of operations to differ materially from those projected in forward-looking statements made by us or on our behalf. Certain of these risk factors are also intended to inform investors of the most significant factors that should be considered in making an investment in our securities. The risk factors are contained in
Exhibit 99.1 to this Current Report on Form 8-K.

All forward-looking statements made by us or on our behalf are hereby qualified in their entirety by reference to the important factors contained in
Exhibit 99.1 to this Current Report on Form 8-K, among others, that could affect our businesses and cause actual results to differ materially from those projected. Any forward-looking statement speaks only as of the date on which that statement is made, and we undertake no obligation to update forward-looking statement to reflect events or circumstances arising after the date they are made.

Item 7.  Financial Statements and Exhibits

(c) Exhibits

     99.1  Risk factors

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

HOLLYWOOD PARTNERS.COM, INC.
By:     /s/ Lee M. Lambert
----------------------------
Dated:
January 20, 2000

Name:    Lee M. Lambert
Title:      President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number  	Description
--------------		------------------------------------------

99.1			Risk factors

EXHIBIT 99.1

RISK FACTORS

           AN INVESTMENT IN HOLLYWOODPARTNERS.COM, INC.'s
EQUITY SECURITIES INVOLVES VARIOUS RISKS. CURRENT AND
PROSPECTIVE INVESTORS IN HOLLYWOOD PARTNERS.COM, INC.'s
SECURITIES SHOULD CAREFULLY CONSIDER THE FOLLOWING
RISK FACTORS. THESE RISK FACTORS ARE NOT EXHAUSTIVE AND
SHOULD BE READ TOGETHER WITH THE OTHER REPORTS AND
DOCUMENTS THAT WE FILE WITH THE SECURITIES AND
EXCHANGE COMMISSION, WHICH MAY INCLUDE ADDITIONAL OR
MORE CURRENT INFORMATION THAT IS IMPORTANT TO AN
INVESTMENT IN HOLLYWOOD PARTNERS.COM, INC.

	THE LIMITED OPERATING HISTORY OF OUR COMPANY AND
OUR PREDECESSOR COMPANIES MAKES EVALUATING OUR
BUSINESS DIFFICULT

 Neither we nor any of our predecessor companies have more than a limited operating history on which to evaluate our prospects for future success. We were initially formed in August 1989 as Guideline Capital Corporation. As Guideline, we did not have any material operations. Our predecessor parent corporation, Vitafort International Corporation, was formed in 1986 and, until May 1993, it was in the business of formulating and developing value-added foods and beverages for third parties and marketing branded seafood. In May 1993, these businesses were discontinued and later in 1993 Vitafort disposed of these businesses. In September 1993 Vitafort installed new management and entered the business of developing and marketing branded low fat and fat-free foods using proprietary formulations. In June 1994 Vitafort commercially introduced its principal product, a line of fat-free brownies under the brand name "Fudgets." Some stock keeping units, or SKUs, were discontinued. Other products were introduced or acquired in 1996 and 1997. Vitafort's business did not achieve operating profitability during 1997, 1998 nor in the first three quarters of 1999.

We launched our first promotion in September, 1999. Accordingly, we have a limited operating history upon which to evaluate our web-based operations and future prospects. In addition, our revenue model is evolving and relies substantially upon the growth of promotions and advertising spending on the Internet and our ability to become a full-service Internet promotions company. As an early-stage company in a new and rapidly evolving market, we face risks and uncertainties relating to our ability to successfully implement our business plan, which are described in more detail below. We may not successfully address these risks.

NEITHER WE NOR OUR PREDECESSOR COMPANIES HAVE
BEEN PROFITABLE AND WE MAY NOT BECOME PROFITABLE, IN
WHICH EVENT OUR BUSINESS AND STOCK PRICE WOULD BE
ADVERSELY AFFECTED

 To date, we have not been profitable. We may never be profitable, or, if we become profitable, we may be unable to sustain profitability. We expect to continue to incur losses for the foreseeable future because we expect to continue to spend significant resources to expand our business. Although we have experienced revenue growth in recent periods, these growth rates may not be sustainable or indicative of future growth. We reported a loss of $347,453 for the nine months ended September 30, 1999. As of September
30, 1999, our accumulated deficit was approximately $357,114. For us to make a profit, our revenues will need to increase sufficiently to cover our costs and expenses.

Vitafort incurred losses from operations of $4,151,305 in 1997, and $2,040,617 for the nine months ended September 30, 1999. For the year ended December 31, 1998, the auditors for our parent, Vitafort, included an explanatory paragraph in their report indicating there was substantial doubt regarding Vitafort's ability to continue as a going concern. Although Vitafort generated a profit before income taxes in 1998, the profit was derived from an arbitration award, which was an extraordinary event.

WE WILL REQUIRE ADDITIONAL FINANCING TO EXPAND
OUR BUSINESS, AND WE MAY NOT BE ABLE TO OBTAIN
ADDITIONAL FINANCING

Our capital requirements associated with the introduction and development of new products and services and the marketing of existing products and services have been and will continue to be substantial. We anticipate (based on management's internal forecasts and assumptions related to operations) that our existing capital resources will not be sufficient to permit us to develop or acquire new products and services and complete the marketing of those products and services, as well as the marketing of existing products and services. We, therefore, will need to raise additional funds in the future in order to fund more aggressive brand promotion or more rapid expansion, to develop new or enhanced products and services, to respond to competitive pressures or to make acquisitions. Additional financing may not be available on terms favorable to us, and may not be available at all. If adequate funds are not available on acceptable terms, we may be unable to fund our expansion, successfully promote our brand, take advantage of acquisition opportunities, develop or enhance services or respond to competitive pressures, any of which could have a material adverse effect on our business, results of operations and financial condition. If additional funds are raised by our issuing equity securities, stockholders may experience dilution of their ownership interest and the newly issued securities may have rights superior to those of the common stock. If additional funds are raised by our issuing debt, we may be subject to limitations on our operations, including limitations on the payment of dividends.

OUR PARENT COMPANY EXPERIENCED AND MAY
CONTINUE TO EXPERIENCE WORKING CAPITAL SHORTAGES

 During 1997 and 1998, Vitafort's operations were curtailed as a result of working capital shortages. We experienced working capital shortages from time to time as a division of Vitafort. While Hollywood Partners.com working capital position has been greatly improved through a $2 million funding, the likelihood that, without additional financing, a working capital shortage will occur in the future is high based on our present and projected levels of operations and operating results.

WE FACE SIGNIFICANT COMPETITION, AND WE MAY NOT
BE ABLE TO COMPETE SUCCESSFULLY

The market for Internet promotion services and Internet content is intensely competitive. We expect competition in our markets to continue to intensify as a result of increasing market size, greater visibility of the market opportunity for Internet promotion services and Internet content and minimal barriers to entry. Industry consolidation may also increase competition. We compete with many types of companies, including both online and offline promotion companies, large Internet publishers, search engine and other Internet portal companies, a variety of Internet-based advertising networks and other companies that facilitate the marketing of products and services on the Internet. Many of our existing competitors, as well as a number of potential new competitors, have longer operating histories, greater name recognition, larger client bases and significantly greater financial, technical and marketing resources than we do. This may allow them to compete more effectively and be more responsive to industry and technological change thanus. We may not be able to compete successfully and competitive pressures may reduce our revenues and result in increased losses or reduced profits.

Our ability to compete depends on many factors both within and beyond our control. These factors include:

o	the success of the sales and marketing efforts of us and
our competitors;
o	the ease of use, performance, price and reliability of
promotions offered by us and our competitors; and
o	the timing and market acceptance of new promotion
services and content developed by us and our competitors.

The market for snacks is large and highly competitive. Competitive factors in the snack industry include product quality and taste, brand awareness among consumers, access to supermarket shelf space, price, advertising and promotion and variety of snacks offered.

OUR FAILURE TO MANAGE OUR GROWTH EFFECTIVELY
COULD ADVERSELY AFFECT OUR BUSINESS

In order to successfully implement our business plan, we must grow significantly. Our anticipated future growth will likely place a significant strain on our management resources and systems. To manage our growth effectively, we will need to continue to improve our operational, financial and managerial controls and reporting systems and procedures, and we will need to continue to expand, train and manage our workforce. If we do not manage our growth effectively, our business would be negatively affected.

WE NEED IMPROVED OPERATING CONTROLS

 To improve our results, we must continue to implement and improve our financial, accounting and management information systems and to hire, train, motivate and manage our employees. A failure to improve management controls would have a material adverse effect on our business and on our ability to execute our business strategy successfully.

WE MAY BE UNABLE TO INCREASE SUFFICIENTLY OUR
PERSONNEL, WHICH WOULD HAVE A MATERIAL ADVERSE
IMPACT ON THE GROWTH OF OUR BUSINESS

We need to substantially expand our personnel to increase our content, market awareness and sales of our promotion services and advertising opportunities. Competition for qualified personnel is intense, and we might not be able to hire the quality and number of personnel we require. New hires require extensive training and typically take several months to achieve productivity. If we fail to effectively increase our personnel, our business would be negatively affected.

OUR BUSINESS MAY SUFFER IF WE ARE UNABLE TO
RETAIN KEY EXECUTIVE PERSONNEL - PART TIME OFFICERS

Our future success is substantially dependent upon the continued service of key personnel, including Mark Beychok, our Chairman, Lee
Lambert, our President and Chief Executive Officer, John Coppolino,
Director, and other personnel. The loss of the services of any of our executive officers could have a material adverse affect on our business. We have only employed many of our personnel, including our Chief Executive
Officer, for a short time. We do not currently have "key person" life insurance policies on any of our employees. We have an employment agreement with Mr. Lambert through June 2000. Competition for senior management is intense, and we may not be successful in attracting and retaining key personnel. Although we have not experienced significant problems in recruiting and retaining qualified personnel, we may encounter problems in the future.
Messrs. Beychok and Coppolino are also officers and directors of our parent company, Vitafort and may not be expected to devote their full time and attention to the Companys affairs.

THE INABILITY TO PROTECT OUR INTELLECTUAL
PROPERTY RIGHTS, AND ANY INFRINGEMENT ON THE
INTELLECTUAL PROPERTY RIGHTS OF OTHERS, COULD
ADVERSELY AFFECT OUR BUSINESS AND FINANCIAL CONDITION

Our success is dependent to some degree on our ability to preserve our trademarks and operate without infringing upon the proprietary rights of third parties. Third parties may infringe or misappropriate our patents, trademarks or other intellectual property rights, which could adversely impact us. The actions we take to protect our trademarks and other proprietary rights may not be adequate. In addition, the validity, enforceability and scope of protection of proprietary rights in Internet-related industries are uncertain and still evolving. We have registered various trademarks in the United States. We have no guaranty of the degree of protection the trademarks will afford or of our ability to avoid violating or infringing upon any trademarks issued to others.

	Third parties may assert infringement claims against us. Any claims and any resulting litigation, should they occur, could subject us to significant liability for damages. An adverse outcome could subject us to significant liabilities to third parties, require us to obtain licenses from third parties or require us to cease any related product development activities or sales. In addition, even if we prevail, litigation could be time-consuming and expensive to defend, and could result in the diversion of our time and attention. Any claims from third parties may also result in limitations on our ability to use the intellectual property subject to these claims unless we are able to enter into contractual arrangements with the third parties making these claims, which arrangements may not be available on commercially reasonable terms.

Our success is also dependent upon the skills, knowledge and experience (none of which is patentable) of our personnel. To help protect our rights, we require all employees to enter into confidentiality agreements that prohibit the disclosure of confidential information to anyone outside our company. These agreements may not provide adequate protection for our trade secrets, know-how or other proprietary information in the event of any unauthorized use or disclosure. While the loss of any personnel could impede our progress in the short term, the greater concern is the lack of protection afforded us.

LAWS AND REGULATIONS PERTAINING TO THE INTERNET
MAY ADVERSELY AFFECT OUR BUSINESS

There are an increasing number of laws and regulations pertaining to the Internet. These laws and/or regulations may relate to liability for information retrieved from or transmitted over the Internet, online content regulation, user privacy, taxation and the quality of products and services. Moreover, the applicability to the Internet of existing laws governing intellectual property ownership and infringement, copyright, trademark, trade secret, obscenity, libel, employment, personal privacy and other issues is uncertain and developing. Any new law or regulation pertaining to the Internet, or the application or interpretation of existing laws, could decrease the demand for our promotion services, increase our cost of doing business or otherwise have a material adverse effect on our business, results of operations and financial condition.

LAWS AND REGULATIONS PERTAINING TO THE FOOD
INDUSTRY MAY ADVERSELY IMPACT OUR BUSINESS FOR
LICENSED FOOD PRODUCTS

The packaged food industry is subject to numerous federal, state and local government regulations, including those relating to the preparation,
labeling and marketing of food products.     Labeling standards imposed by
other countries may vary from those in the United States. If we were found to have violated any regulations applicable to us or our products, our ongoing operations could be adversely impacted and have a material adverse effect on our business, results of operations and financial condition.

	IF THE DEMAND FOR INTERNET PROMOTION AND
ADVERTISING SERVICES DOES NOT INCREASE, OUR BUSINESS
WILL BE HARMED

 Our success depends in part on the increased acceptance of online promotion services. The market for Internet promotion and advertising services has only recently begun to develop and is evolving rapidly. Most businesses have little or no experience using the Internet for promotion and advertising purposes. As a result, many businesses have allocated only a limited portion of their marketing budgets to Internet promotion spending. An increase in the demand for these services is dependent in part on the effectiveness of the promotions and the recognition of this effectiveness by clients and potential clients. The market for Internet promotion services may not grow and any growth may not be sustained.

IF WE ARE UNABLE TO ATTRACT A SUSTAINED HIGH
NUMBER OF VISITORS TO WWW.HOLLYWOODPARTNERS.COM,
RELATED SITES WE DEVELOP IN THE FUTURE AND THE WEB
SITES OF OUR CLIENTS, THE EFFECTIVENESS OF OUR
PROMOTIONS WOULD BE REDUCED, AND OUR BUSINESS,
RESULTS OF OPERATIONS AND FINANCIAL CONDITION WOULD
BE NEGATIVELY AFFECTED

 Our future success depends upon our ability to continue to attract and retain visitors with demographic characteristics desired by our clients to www.hollywoodpartners.com, related sites we develop in the future and the web sites of our clients. In addition, we may guarantee our clients that visitors will view their sponsored pages and/or link to their web sites a minimum number of times. If we are unable to meet these minimum guarantees, we will be required to defer recognition of the related revenues until the guaranteed minimum is achieved. In addition, we will be required to provide services to the client for free until we are able to meet our guaranteed minimum, which may reduce our promotion inventory in future periods.

IF WE ARE UNSUCCESSFUL IN BROADENING OUR PRODUCT
OFFERINGS, OUR REVENUE AND REVENUE GROWTH WILL BE
LIMITED

Our growth is largely dependent upon our ability to leverage our sweepstakes expertise to become a full-service Internet promotion company and to develop content that is appealing to a large number of visitors. In the event that we are unable to successfully implement our growth strategy, our business, results of operations and financial condition would be materially adversely affected.

OUR BRAND MAY NOT ACHIEVE THE RECOGNITION
NECESSARY TO INCREASE OUR MEMBERSHIP BASE AND
ATTRACT CLIENTS

To be successful, we must continue to build our brand identity. We believe that the importance of brand recognition will increase as more companies enter our market. We may not be successful in our marketing efforts or in increasing our brand awareness.

SWEEPSTAKES REGULATIONS MAY LIMIT OUR ABILITY TO
CONDUCT SWEEPSTAKES OR LIMIT PARTICIPATION IN OUR
SWEEPSTAKES, WHICH COULD ADVERSELY AFFECT OUR
BUSINESS

The sweepstakes industry is subject to extensive regulation on the local, state and national levels, regardless of whether promotions are conducted online or offline. Congress and many state attorneys general and legislatures recently have announced regulatory initiatives aimed at the sweepstakes industry due to recently reported deceptive industry practices.
The publicity generated by these initiatives may adversely affect demand for our services. Although we believe that additional laws and regulations are likely to be enacted, we cannot predict what they will be. Any new sweepstakes regulations may have a material adverse affect on our business, results of operations and financial condition. Additionally, the Internet is a new medium for sweepstakes, and it is difficult to predict how existing laws and regulations will be interpreted.

ANY ACQUISITIONS THAT WE MAKE MAY NOT BE
SUCCESSFUL

We have no experience in making acquisitions. If we make an acquisition, we could have difficulty in assimilating the acquired company's personnel and operations. In addition, the key personnel of the acquired business may not continue to work for us. These difficulties could disrupt our ongoing business, distract our management and employees, increase our expenses and adversely affect our results of operations. In addition, effecting acquisitions could require use of a significant portion of our available cash. Alternatively, we may have to issue equity or equity-linked securities to pay for future acquisitions and any of these issuances could be dilutive to existing and future stockholders. Any indebtedness incurred to pay for acquisitions may contain covenants that limit our operations or our ability to pay dividends.

WE MAY BE SUBJECT TO PRODUCT LIABILITY CLAIMS FOR
PRODUCTS GIVEN AS PRIZES IN OUR PROMOTIONS, FOR
PRODUCTS SOLD BY OUR CLIENTS OVER THE INTERNET AND FOR
PRODUCTS WE DEVELOP AND LICENSE TO DISTRIBUTION

Consumers may sue us if any of the products we give as prizes are defective, fail to perform properly or injure the user. We may also be sued by consumers who purchase products that are offered or marketed through hollywoodpartners.com. We also develop and distribute food products through third party distribution. Although our agreements with our clients typically contain provisions intended to limit our exposure to these product liability claims, these limitations may not eliminate our liability. Liability claims could require us to spend significant time and money in litigation or pay significant damages. As a result, any of these claims, whether or not successful, could adversely affect us.

POTENTIAL LIABILITY FOR INFORMATION DISPLAYED ON
OUR WEB SITE MAY REQUIRE US TO DEFEND AGAINST LEGAL
CLAIMS, WHICH MAY CAUSE SIGNIFICANT OPERATIONAL
EXPENDITURES
We may be subject to claims for defamation, libel, copyright or trademark infringement or based on other theories relating to the information we publish on our web site. These types of claims have been brought, sometimes successfully, against online services as well as other print publications in the past. We could also be subject to claims based upon the content that is accessible from our web site through links to other web sites. Our insurance may not adequately protect us against these claims.

RISKS RELATED TO THE INTERNET PRIVACY AND
SECURITY CONCERNS MAY CAUSE CONSUMERS NOT TO
PARTICIPATE IN OUR PROMOTIONS, WHICH WOULD HAVE A
MATERIAL ADVERSE EFFECT ON OUR BUSINESS

An important feature of the services we provide our clients is our ability to develop and maintain demographic and other information about consumers participating in our promotions. Privacy and other security concerns may cause consumers to resist providing us with personal data, which would reduce the value of our services. Moreover, privacy and security concerns may inhibit consumer acceptance of the Internet as a means of commerce. If privacy and other security concerns of consumers are not adequately addressed, our business would be adversely affected.

OUR GROWTH WILL DEPEND ON THE GROWTH OF INTERNET USAGE

We depend on continued growth in the use of the Internet by businesses and consumers. If electronic commerce does not grow or grows more slowly than expected, the use of the Internet by businesses may decline or grow more slowly than anticipated. In addition, the acceptance and growth in the use of the Internet by consumers could be negatively affected by consumer concerns about the security of electronic commerce transactions and privacy. Even if Internet usage grows, the Internet infrastructure may not be able to support the demands placed on it and its performance or reliability may decline.

WE MAY BE UNABLE TO RESPOND TO TECHNOLOGICAL
CHANGE EFFECTIVELY

Our industry is characterized by rapid technological change, frequent new service introductions, changing consumer demands and evolving industry standards and practices. Our inability to anticipate and effectively respond to these changes on a timely basis would adversely affect our business. Our future success will depend, in part, on our ability to cost-effectively adapt to rapidly changing technologies, to enhance existing services and to develop and introduce a variety of new services to address changing demands of consumers and our clients on a timely basis.

THE FAILURE OF OUR COMPUTER OR COMMUNICATIONS
SYSTEMS MAY ADVERSELY AFFECT OUR BUSINESS

Our business depends on the efficient and uninterrupted operation of our computer and communications systems. Any system failure, including network, software or hardware failure, which causes an interruption in our service or decreases the responsiveness of hollywoodpartners.com, related web sites we develop or the web sites of our clients could adversely affect our business. Hollywoodpartners.com could also be affected by computer viruses, electronic break-ins or other similar disruptions.

We use a third party data center service. Our operations depend on the third party's ability to protect its own systems and our systems against damage from fire, power loss, water, telecommunications failures, vandalism and other malicious acts, and similar unexpected adverse events. Any disruption in the Internet access provided by the third party could have an adverse effect on us.

WE DEPEND ON THE CONTINUED
VIABILITY OF THE INTERNET INFRASTRUCTURE

Our success depends upon the development and maintenance of a viable Internet infrastructure. The current Internet infrastructure may be unable to support an increased number of users. The timely development of products such as high-speed modems and communications equipment will be necessary to continue reliable Internet access. Furthermore, the Internet has experienced outages and delays as a result of damage to portions of its infrastructure. Such outages and delays, including those relating to Year 2000 problems, could adversely affect hollywoodpartners.com and the level of traffic on our customers' web sites. The effectiveness of the Internet may decline due to delays in the development or adoption of new standards and protocols designed to support increased levels of activity. If new infrastructure, standards or protocols are developed, we may be required to incur substantial expenditures to adapt our services to the new technologies.

OUR QUARTERLY OPERATING RESULTS MAY FLUCTUATE,
WHICH MAY CAUSE THE PRICE OF OUR COMMON STOCK TO
DECREASE

We expect our operating results to vary significantly from quarter to quarter due to many factors discussed in this Risk Factors section, some of which are beyond our control. It is possible that in future periods our results of operations will be below the expectations of public market analysts and investors. If this occurs, then the price of our common stock would likely decrease. You should not rely on quarter-to-quarter comparisons of our results of operations as an indication of future performance.

 The rapidly evolving market in which we operate and potential seasonal fluctuations in promotional spending and Internet use make it difficult to forecast our revenues accurately. Our operating expenses are based on our expectations of future revenues and are relatively fixed in the short term. Accordingly, we may not be able to adjust our spending in a timely manner to compensate for any unexpected revenue shortfall. If we have a shortfall in revenues in relation to our expenses, or if our expenses precede expected revenues, then our results of operations and financial condition would be negatively affected.

OUR COMMON STOCK PRICE IS LIKELY TO BE HIGHLY
VOLATILE

Prior to our inclusion on the OTC Bulletin Board, there has not been a public market for our common stock. We cannot predict the extent to which investor interest will lead to the development of a trading market or how liquid that market might become. The stock market has experienced significant price and volume fluctuations and the market prices of securities of technology companies, particularly Internet-related companies, have been highly volatile. In the past, following periods of volatility in the market price of a company's securities, securities class action litigation has often been instituted against the company issuing the securities. This type of litigation could result in substantial costs and a diversion of our management's attention and resources.

PENNY STOCK RULES MAY ADVERSELY AFFECT THE
ABILITY TO TRADE IN OUR SECURITIES

     Our common stock will trade on the OTC Bulletin Board maintained by the National Association of Securities Dealers, Inc., also known as the NASD. Under the Securities Enforcement and Penny Stock
Reform Act of 1990, our common stock is defined as a "penny stock" because its market price is below $5.00. Additional disclosures are required related to the market for penny stocks and for broker-dealers to effect trades in a penny stock. In the absence of our obtaining Nasdaq listing, our common stock and the liquidity of an investment in the common stock will be impaired. Our common stock could not be included in Nasdaq unless, among other things, the price of the common stock came to exceed $3.00 per share. Accordingly, we do not know if our common stock will ever be eligible to be included in Nasdaq. Furthermore, even if the common stock were to be included in Nasdaq in the future, we might not be able to comply with the criteria for continued listing, which include, among other things, stockholders' equity in excess of $1,000,000 and assets in excess of $2,000,000. Consequently, the effect of these rules may restrict the ability of broker-dealers to sell the common stock and may affect the ability of holders of common stock to sell their shares in the secondary market.

BECAUSE OF THE VERY NEW PUBLIC MARKET FOR OUR
SHARES, THERE MAY BE VERY LITTLE LIQUIDITY OF SHARES

	The market for our common stock on the OTC Bulletin Board has not yet developed. The OTC market is smaller than other securities markets, and prices for OTC securities are not generally published in the news media. Information about us and transactions in our shares will likely be more limited on the OTC market. The limitations of the trading market for our common stock and of the OTC Bulletin Board may adversely affect the liquidity of the market for our common stock.

OUR PRINCIPAL STOCKHOLDERS CONTROL US

Our former parent corporation presently owns approximately 62.5% of our outstanding common stock. As a result, our former parent corporation may be able to effectively exercise control over all matters requiring approval by our stockholders, including the election of directors and approval of significant corporate transactions. This concentration of ownership may also have the effect of delaying or preventing a change in control of us, which could adversely affect our stock price.


FUTURE SALES OF OUR COMMON STOCK BY OUR EXISTING
STOCKHOLDERS MAY ADVERSELY AFFECT THE MARKET PRICE
OF OUR COMMON STOCK

The market price of our common stock could decline as a result of sales of shares of common stock by our existing stockholders after this offering, or the perception that these sales could occur.
These sales also might make it more difficult for us to sell equity securities in the future at a time and at a price that we deem appropriate.